                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K/A

                    Amendment to Application or Report Filed
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





                               QUIXOTE CORPORATION
    -------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)




                                  Amendment No.1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated and originally filed March 4, 1996 as set forth in the pages attached hereto:


    Item 7. Financial Statements and Exhibits

The financial statements identified in Item 7 and attached hereto are hereby filed with the Commission in accordance with the above-referenced item.

Item 7.  Financial Statements and Exhibits

(b)(1) Pro forma financial information. The pro forma financial information required pursuant to Article 11 of Regulation S-X is submitted as Appendix A to this Report.

(c)      Exhibits.  The following exhibits are filed with this report:

   2.1 Agreement for Purchase and Sale dated February 13, 1996 between Stenograph Acquisition Corp., IIS Acquisition Corp. and Pettibone
Corporation, and Quixote Corporation, Stenograph Corporation, Legal Technologies, Inc., Legal Technologies Limited, and Integrated Information Services (incorporated by reference to the identically numbered exhibit to the Form 8-K filed by the registrant on March 4, 1996).

   2.2 Agreement for Purchase and Sale dated January 25, 1996 by and among Stenograph Corporation and LSI Acquisition, Inc. (incorporated by reference to the identically numbered exhibit to the Form 8-K filed by the registrant on March 4, 1996).

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               QUIXOTE CORPORATION
                                               -------------------

Date: May 1, 1996                              /s/   Myron R. Shain
- --------------------                           --------------------
                                               By:   Myron R. Shain
                                               Its:  Executive Vice
                                                     President-Finance

                                    APPENDIX A

                          PRO FORMA FINANCIAL STATEMENTS

                                   INTRODUCTION

The following unaudited pro forma consolidated statements of operations for the year ended June 30, 1995 and for the six months ended December 31, 1995 and the unaudited pro forma consolidated statements of financial position as of June 30,1995 and December 31, 1995 give effect to the discontinuance of the Company's Legal Technologies, Inc. segment. On February 16, 1996 the Company sold certain assets and liabilities of Stenograph Corporation, including its Integrated Information Services, Inc. (IIS) division for $7,000,000 in cash to Pettibone Corporation. Under the terms of the agreement, the Company retained certain assets and liabilities including net deferred tax assets and certain liabilities including certain litigation.
The proceeds received were used to retire a portion of the Company's debt under its revolving credit facility.

On January 26, 1996 the Company sold certain assets of the Litigation Sciences, Inc. (LSI) division of Stenograph Corporation for the assumption of certain liabilities of LSI. The Company retained LSI's accounts receivable and liabilities under various lease obligations.


The pro forma information is based upon the historical financial statements of the Company giving effect to the dispositions described above and adjustments described in the accompanying notes to the unaudited pro forma financial statements.

The unaudited pro forma consolidated financial statements have been prepared by the management of the Company based upon the assumptions outlined in the accompanying notes and may not be indicative of the results that actually would have occurred if the dispositions had occurred on the particular dates noted on each pro forma consolidated financial statement. The pro forma consolidated financial statements should be read in conjunction with the related notes contained elsewhere herein.

                         QUIXOTE CORPORATION AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            FOR THE YEAR ENDED JUNE 30, 1995
                 (Dollar amounts in thousands, except per share data)

                                                    Pro Forma         ProForma
                                     Historical     Adjustments       Combined
                                    -----------   -------------    -----------
Net sales..........................$    185,411   $    (51,593)(1) $   133,818
Cost of sales......................     123,802        (36,137)(2)      87,665
                                   ------------   ------------     -----------
Gross profit.......................      61,609        (15,456)         46,153

Selling & administrative expenses..      44,715        (19,111)(3)      25,604
Research & development expenses....       3,434         (1,882)(4)       1,552
                                   ------------   ------------     -----------
                                         48,149        (20,993)         27,156
                                   ------------   ------------     -----------
Operating profit...................      13,460          5,537          18,997
                                   ------------   ------------     -----------

Other income (expenses):
  Interest income..................         396            (85)(5)         311
  Interest expense.................      (4,093)         1,407 (6)      (2,686)
  Other............................        (588)           690 (7)         102
                                   ------------   ------------     -----------
                                         (4,285)         2,012          (2,273)
                                   ------------   ------------     -----------

Earnings from continuing operations
  before income taxes..............       9,175          7,549          16,724
Provisions for income taxes........       3,225          1,217 (8)       4,442
                                   ------------   ------------     -----------
Earnings from continuing
  operations.......................       5,950          6,332          12,282

Loss from discontinued operations
  (net of tax).....................                    (10,600)(9)     (10,600)
                                   ------------   ------------     -----------
Net earnings.......................$      5,950   $     (4,268)    $     1,682
                                   ============   ============     ===========

Per share data:
Earnings from continuing
  operations.......................$       0.73   $        .79     $      1.52
Loss from discontinued operations..                      (1.31)          (1.31)
                                   ------------   ------------     -----------
Net earnings (loss)................$       0.73   $       (.52)    $       .21
                                   ============   ============     ===========
Average number of common shares
  outstanding......................       8,100          8,100           8,100
                                   ============   ============     ===========

See the accompanying explanation of adjustments to the unaudited pro forma financial statements.

                          QUIXOTE CORPORATION AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                            FOR THE YEAR ENDED JUNE 30, 1995


EXPLANATION OF PRO FORMA ADJUSTMENTS:

(1)   To eliminate sales associated with the Legal Technologies, Inc. segment.

(2)   To eliminate cost of sales related to the sales adjustment above.

(3) To eliminate the selling and administrative expenses associated with the Legal Technologies, Inc. segment.

(4) To eliminate the research and development expenses associated with the Legal Technologies, Inc. segment.

(5) To eliminate interest income associated with the Legal Technologies, Inc. segment.

(6) To record a reduction in interest expenses associated with the utilization of proceeds received from the disposition along with the cash saved ("excess cash") from funding Legal Technologies, Inc. segment. Interest rates used in the computation of the reduction in interest expense approximated the actual rates in effect on the debt assumed to be retired with the excess cash as of the beginning of the twelve months ended
June 30, 1995.

(7) To eliminate other income (expenses) associated with the Legal Technologies, Inc. segment.

(8) To eliminate state and federal income tax associated with the Legal Technologies, Inc. segment.

(9) To adjust the loss on disposition as if the disposition had occured on July 1, 1994.

                          QUIXOTE CORPORATION AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                  (Dollar amounts in thousands, except per share data)

                                                  Pro Forma          Pro Forma
                                     Historical   Adjustments         Combined
                                    -----------   -----------       -----------
Net sales..........................$     88,699   $    (14,989)(1)  $    73,710
Cost of sales......................      60,250         (7,968)(2)       52,282
                                   ------------   ------------      -----------
Gross profit.......................      28,449         (7,021)          21,428

Selling & administrative expenses..      20,442         (6,708)(3)       13,734
Research & development expenses....       1,753         (1,178)(4)          575
                                   ------------   ------------      -----------
                                         22,195         (7,886)          14,309
                                   ------------   ------------      -----------
Operating profit...................       6,254            865            7,119
                                   ------------   ------------      -----------
Other income (expenses):
  Interest income..................         169             (4)(5)          165
  Interest expense.................      (3,184)           431 (6)       (2,753)
  Other............................        (408)           (14)(7)         (422)
                                   ------------   ------------      -----------
                                         (3,423)           413          (3,010)
                                   ------------   ------------      -----------

Earnings from continuing operations
  before income taxes..............       2,831          1,278            4,109
Provisions for income taxes........       1,076            158 (8)        1,234
                                   ------------   ------------      -----------
Earnings from continuing
  operations.......................       1,755          1,120            2,875
                                   ------------   ------------      -----------
Discontinued operations
(net of tax):
  Actual loss from operations......      (1,087)         1,087 (9)
  Loss on disposition..............     (10,913)        (1,787)(10)     (12,700)
                                   ------------   ------------      -----------
Loss from discontinued operations..     (12,000)          (700)         (12,700)
                                   ------------   ------------      -----------
Net earnings (loss)................$    (10,245)  $        420      $    (9,825)
                                   ============   ============      ===========

Per share data:
Earnings from continuing
operations.........................$       0.22   $        .14      $      0.36
Loss from discontinued operations..       (1.50)          (.09)           (1.59)
                                   ------------   ------------      -----------
Net earnings (loss)................$      (1.28)  $        .05      $     (1.23)
                                   ============   ============      ===========
Average number of common shares
  outstanding......................       7,990          7,990            7,990
                                   ============   ============      ===========

See the accompanying explanation of adjustments to the unaudited pro forma financial statements.

                         QUIXOTE CORPORATION AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE SIX MONTHS ENDED DECEMBER 31, 1995

EXPLANATION OF PRO FORMA ADJUSTMENTS:

(1)   To eliminate sales associated with the Legal Technologies, Inc. segment.

(2)   To eliminate cost of sales related to the sales adjustment above.

(3) To eliminate the selling and administrative expenses associated with the Legal Technologies, Inc. segment.

(4) To eliminate the research and development expenses associated with the Legal Technologies, Inc. segment.

(5)   To eliminate interest income with the Legal Technologies, Inc. segment.

(6) To record a reduction in interest expenses associated with the utilization of proceeds received from the disposition along with the cash saved ("excess cash") from funding the Legal Technologies, Inc. segment. Interest rates used in the computation of the reduction in interest expense approximated the actual rates in effect on the debt assumed to be retired with the excess cash as of the beginning of the six months ended December 31, 1995.

(7) To eliminate other income (expenses) associated with the Legal Technologies, Inc. segment.

(8) To eliminate state and federal income tax associated with the Legal Technologies, Inc. segment.

(9) To eliminate operating losses which were incurred prior to the measurement date.

(10) To adjust the loss on disposition as if the disposition had occured on July 1, 1995.

                          QUIXOTE CORPORATION AND SUBSIDIARIES
                      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  AS OF JUNE 30, 1995
                             (Dollar amounts in thousands)

                                                       PRO FORMA      PRO FORMA
                                      HISTORICAL      ADJUSTMENTS      COMBINED
                                     ------------   ------------     -----------
Assets
Current assets:
 Cash and cash equivalents............$      2,188   $       (113)(1)$     2,075
 Accounts receivable, net of
  allowance for doubtful accounts.....      33,866         (9,302)(1)     24,564
 Inventories..........................      10,473         (3,072)(1)      7,401
 Other current assets.................       4,104         (1,743)(1)      2,361
                                      ------------   ------------    -----------
    Total current assets..............      50,631        (14,230)(1)     36,401

Property, plant and equipment, at cost     149,053        (18,231)(1)    130,822
Less-accumulated depreciation.........     (53,776)         9,985 (1)    (43,791)
                                      ------------   ------------    -----------
                                            95,277         (8,246)(1)     87,031

Other assets..........................      24,038         (2,536)(1)     21,502
Net assets of discontinued operations.                      1,403 (2)      1,403
                                      ------------   ------------    -----------
                                      $    169,946   $    (23,609)   $   146,337
                                      ============   ============    ===========



Liabilities and Shareholders' Equity
Current liabilities:
 Current portion of long-term debt....$        975   $               $       975
 Accounts payable.....................      19,546         (2,970)(1)     16,576
 Accrued expenses.....................      17,813         (5,392)(1)     12,421
 Income taxes payable.................       1,723          2,387 (1)      4,110
                                      ------------   ------------    -----------
    Total current liabilities.........      40,057         (5,975)        34,082

Long-term debt........................      68,000         (6,799)(1)     61,201
Deferred income taxes.................       2,974            864 (1)      3,838

Shareholders' equity:
 Common stock,........................         143                           143
 Paid in capital......................      29,268                        29,268
 Retained earnings....................      34,977        (13,102)(1)     23,278
                                                            1,403 (2)
 Treasury stock.......................      (5,473)                       (5,473)
                                      ------------   ------------    -----------
                                            58,915        (11,699)        47,216
                                      ------------   ------------    -----------
                                      $    169,946   $    (23,609)   $   146,337
                                      ============   ============    ===========

See the accompanying explanation of adjustments to the unaudited pro forma financial statements.

                         QUIXOTE CORPORATION AND SUBSIDIARIES
                      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  AS OF JUNE 30, 1995
                             (Dollar amounts in thousands)


EXPLANATION OF PRO FORMA ADJUSTMENTS:

(1) Pro forma adjustments reflect the effects of the discontinuance of the Legal Technologies, Inc. segment. Elimination of the assets and liabilities assumed by the purchaser is also reflected in the accompanying pro forma consolidated balance sheet. Also reflected is the consideration received by the Company related to the described disposition. The proceeds received were used toward the reduction of debt under the Company's revolving credit facility.

(2) Pro forma adjustment relates to certain assets and liabilities which were retained and reclassified subsequent to the transaction described in the introduction. The adjustment also reflects the estimated differences in assets and liabilities retained and net assets sold which would arise assuming the transactions described in the introduction were consumated as of the end of the period presented. Net assets of discontinued operations includes certain deferred tax assets (approximately $1,500,000) and tax benefits associated with the discontinued operations (approximately $8,000,000). These amounts are reduced by certain liabilities retained related to pending litigation, lease obligations, and miscellaneous accrued liabilities.

                     QUIXOTE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  AS OF DECEMBER 31, 1995
                               (Dollar amounts in thousands)

                                                       PRO FORMA      PRO FORMA
                                      HISTORICAL      ADJUSTMENTS     COMBINED
                                      ------------   ------------    -----------
Assets
Current assets:
 Cash and cash equivalents............$      2,162   $       (160)(1)$     2,002
 Accounts receivable, net of
  allowance for doubtful accounts.....      28,397         (2,538)(1)     25,859
 Inventories..........................      11,547         (2,197)(1)      9,350
 Other current assets.................       4,120         (1,121)(1)      2,999
                                      ------------   ------------    -----------
    Total current assets..............      46,226         (6,016)(1)     40,210

Property, plant and equipment, at cost     155,342        (12,088)(1)    143,254
Less-accumulated depreciation.........     (59,887)         8,751 (1)    (51,136)
                                      ------------   ------------    -----------
                                            95,455         (3,337)        92,118

Other assets..........................      20,923           (852)(1)     20,071
Net assets of discontinued operation..         760            275 (2)      1,035
                                      ------------   ------------    -----------
                                      $    163,364   $     (9,930)   $   153,434
                                      ============   ============    ===========


Liabilities and Shareholders' Equity
Current liabilities:
 Current portion of long-term debt....$        975   $               $       975
 Accounts payable.....................       9,328         (1,862)(1)      7,466
 Accrued expenses.....................      17,918         (3,274)(1)     14,644
 Income taxes payable.................       1,903                         1,903
                                      ------------   ------------    -----------
    Total current liabilities.........      30,124         (5,136)        24,988

Long-term debt........................      82,450         (6,799)(1)     75,651
Deferred income taxes.................       3,063            775 (1)      3,838

Shareholders' equity:
 Common stock,........................         143                           143
 Paid in capital......................      29,268                        29,268
 Retained earnings....................      23,789            955 (1)     25,019
                                                              275 (2)
 Treasury stock.......................      (5,473)                       (5,473)
                                      ------------   ------------    -----------
                                            47,727          1,230         48,957
                                      ------------   ------------    -----------
                                      $    163,364   $     (9,930)   $   153,434
                                      ============   ============    ===========

See the accompanying explanation of adjustments to the unaudited pro forma financial statements.


                         QUIXOTE CORPORATION AND SUBSIDIARIES
                      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                AS OF DECEMBER 31, 1995
                             (Dollar amounts in thousands)


EXPLANATION OF PRO FORMA ADJUSTMENTS:

(1) Pro forma adjustments reflect the effects of the discontinuance of the Legal Technologies, Inc. segment. Elimination of the assets and liabilities assumed by the purchaser is also reflected in the accompanying pro forma consolidated balance sheet. Also reflected is the consideration received by the Company related to the described disposition. The proceeds received were used toward the reduction of debt under the Company's revolving credit facility.

(2) Pro forma adjustment relates to certain assets and liabilities which were retained and reclassified subsequent to the transaction described in the introduction. The adjustment also reflects the estimated differences in assets and liabilities retained and net assets sold which would arise assuming the transactions described in the introduction were consumated as of the end of the period presented. Net assets of discontinued operations includes certain deferred tax assets (approximately $1,500,000) and tax benefits associated with the discontinued operations (approximately $8,000,000). These amounts are reduced by certain liabilities retained related to pending litigation, lease obligations, and miscellaneous accrued liabilities.

